                  COMMON SHARES                                                                  Shares
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001

                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE

                  The Shares represented by this certificate may not be owned               THIS CERTIFICATE
                  or transferred, directly or indirectly, by or to (I) the                  IS TRANSFERABLE IN
                  United States, or any state or political subdivision                      BOSTON OR IN NEW YORK CITY
                  thereof, any foreign government, any international
                  organization, or any agency or instrumentality of any of the              CUSIP
                  foregoing, (II) any organization (other than a farmer's                   SEE REVERSE FOR CERTAIN DEFINITIONS
                  cooperative described in ss. 521 of the Internal Revenue
                  Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or telephone cooperative described in ss.
                  1381(A)(2)(C) of the Code.

                     BLACKROCK FLORIDA MUNICIPAL BOND TRUST


         THIS CERTIFIES THAT




         IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


         BlackRock Florida Municipal Bond Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY N.A.
                                    (BOSTON)
BY                TRANSFER AGENT AND REGISTRAR

                                                              /s/ Anne Ackerley         /s/ Ralph L. Schlosstein
                                                              ------------------        ------------------------
                       AUTHORIZED SIGNATURE                   SECRETARY                 PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM      -   as tenants in common                UNIF GIFT MIN ACT--....................Custodian..............
         TEN ENT      -   as tenants by the entireties                                 (Cust)                     (Minor)
         JT TEN       -   as joint tenants with right
                          of survivorship and not as                                    Act.............................
                          tenants in common                                                           (State)


     Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


--------------------------------------------------------------------------------


__________________________ Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

__________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated__________________________


                                      X________________________________________


                                      X________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

620542.01-New York S7A
                                                             2